UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 6, 2026

NEWELL BRANDS INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9608	36-3514169
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
5 Concourse Parkway NE, 8th Floor,
Atlanta, Georgia 30328
(Address of principal executive offices including zip code)
(770) 418-7000
(Registrant’s telephone number, including area code)
Securities registered pursuant to Section 12(b) of the Act:

TITLE OF EACH CLASS	TRADING SYMBOL	NAME OF EXCHANGE ON WHICH REGISTERED
Common stock, $1 par value per share	NWL	Nasdaq Stock Market LLC
Securities registered pursuant to Section 12(g) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.    Results of Operations and Financial Condition.
On February 6, 2026, Newell Brands Inc. (the “Company”) issued a press release, including additional financial information, to report the Company’s earnings for the quarter and year ended December 31, 2025, which is attached to this report as Exhibit 99.1.
The information in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, regardless of any general incorporation language in such filing.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Exhibit Description

99.1	Press Release dated February 6, 2026, issued by Newell Brands Inc. and Additional Financial Information.
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWELL BRANDS INC.

Dated: February 6, 2026	By:	/s/ Mark J. Erceg
Mark J. Erceg
Chief Financial Officer

Exhibit 99.1
NEWELL BRANDS INC.

Press Release, dated February 6, 2026 issued by Newell Brands Inc., and Additional Financial Information

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